Financial Supplement
Financial Information
as of September 30, 2003
(UNAUDITED)

To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0753.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2003

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Justin Cressall
Senior Vice President and Treasurer
Tel: (441) 298-0753
Fax: (441) 296-0528

Website:

www.platinumre.com

Publicly Traded Securities:

Common Shares (NYSE: PTP)
Equity Security Units (NYSE: PTP Pr M)

Platinum Underwriters Holdings, Ltd.
Table of Contents
September 30, 2003

Page:	Section:
3	Condensed Consolidated Balance Sheets
4	Consolidated Statements of Income and Comprehensive Income — Summary
5	Consolidated Statements of Income and Comprehensive Income — by Quarter
6	Computation of Basic and Diluted Earnings Per Share — Summary
7	Computation of Basic and Earnings Per Share — by Quarter
8	Consolidated Statements of Cash Flows — Summary
9	Consolidated Statements of Cash Flows — by Quarter
10	Segment Reporting — Summary
11	Property Segment Reporting — by Quarter
12	Casualty Segment Reporting — by Quarter
13	Finite Risk Segment Reporting — by Quarter
14	Net Premiums Written — Supplemental Information
15	Premiums by Line of Business
16	Company Ratios, Share Data, Ratings
17	Investment Portfolio
18	Investment Portfolio Capital Gains
19	Loss Analysis

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
September 30, 2003
($ in thousands, except per share data)

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Assets
Investments and cash and cash equivalents	$1,756,685	1,621,430	1,493,720	$1,346,702
Receivables	478,303	476,018	326,074	168,507
Accrued investment income	21,360	13,286	16,300	9,993
Reinsurance balances (prepaid and recoverable)	10,064	9,638	2,557	—
Deferred acquisition costs	89,062	82,435	70,454	49,332
Other assets	80,158	54,297	92,083	70,353

Total assets	$2,435,632	2,257,104	2,001,188	$1,644,887

Liabilities
Unpaid losses and loss adjustment expenses	$660,790	533,310	417,372	$281,659
Unearned premiums	358,995	351,759	314,492	191,016
Debt obligations	137,500	137,500	137,500	137,500
Commissions payable	155,724	154,831	106,128	37,562
Other liabilities	95,617	75,816	69,657	75,904

Total liabilities	1,408,626	1,253,216	1,045,149	723,641
Total shareholders’ equity	1,027,006	1,003,888	956,039	921,246

Total liabilities and shareholders’ equity	$2,435,632	2,257,104	2,001,188	$1,644,887

Book value per share	$23.87	23.34	22.23	$21.42

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended	Nine Months Ended
	September 30, 2003	September 30, 2003

Revenues
Net premiums earned	$272,265	$789,711
Net investment income	14,780	42,414
Net realized capital gains	1,508	2,771
Other income	544	4,444

Total revenues	289,097	839,340

Expenses
Losses and loss adjustment expenses	157,208	452,813
Acquisition expenses	60,408	172,503
Other underwriting expenses	15,093	51,953
Corporate expenses	3,406	19,710
Net foreign currency exchange (gains) losses	(1,356)	3,456
Interest expense	2,444	7,150

Total expenses	237,203	707,585

Income before income tax expense	51,894	131,755
Income tax expense	14,077	36,747

Net Income	$37,817	$95,008

Basic
Weighted average shares outstanding	43,022	43,012
Basic earnings per share	$0.88	$2.21
Diluted
Weighted average shares outstanding	48,876	48,904
Diluted earnings per share	$0.81	$2.04
Comprehensive income
Net income	$37,817	$95,008
Other comprehensive income, net of tax	(11,984)	16,008

Comprehensive income	$25,833	$111,016

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Revenues
Net premiums earned	$272,265	279,376	238,069	$107,098
Net investment income	14,780	13,431	14,203	5,211
Net realized capital gains	1,508	519	744	25
Other income	544	2,749	1,150	167

Total revenues	289,097	296,075	254,166	112,501

Expenses
Losses and loss adjustment expenses	157,208	156,801	138,803	60,356
Acquisition expenses	60,408	60,376	51,719	25,474
Other underwriting expenses	15,093	19,646	17,214	12,164
Corporate expenses	3,406	13,349	2,955	4,170
Net foreign currency exchange (gains) losses	(1,356)	4,736	75	(2,017)
Interest expense	2,444	2,238	2,468	1,261

Total expenses	237,203	257,146	213,234	101,408

Income before income tax expense	51,894	38,929	40,932	11,093
Income tax expense	14,077	12,324	10,346	4,655

Net Income	$37,817	26,605	30,586	$6,438

Basic
Weighted average shares outstanding	43,022	43,004	43,004	43,004
Basic earnings per share	$0.88	0.62	0.71	$0.15
Diluted
Weighted average shares outstanding	48,876	48,871	49,008	43,522
Diluted earnings per share	$0.81	0.57	0.66	$0.15
Comprehensive income
Net income	$37,817	26,605	30,586	$6,438
Other comprehensive income, net of tax	(11,984)	20,345	7,647	10,581

Comprehensive income	$25,833	46,950	38,233	$17,019

*	For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended	Nine Months Ended
	September 30, 2003	September 30, 2003

Earnings:
Basic:
Net income	$37,817	$95,008

Net income available to common shareholders	$37,817	$95,008

Diluted:
Net income	$37,817	$95,008
Effect of dilutive securities:
Equity security units	1,628	4,743

Net income available to common shareholders	$39,445	$99,751

Common Shares:
Basic:
Weighted average shares outstanding	43,022	43,012
Diluted:
Weighted average shares outstanding	43,022	43,012
Effect of dilutive securities:
Share options	767	572
Equity security units	5,087	5,320

Weighted average, as adjusted	48,876	48,904

Earnings Per Share:
Basic	$0.88	$2.21

Diluted	$0.81	$2.04

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Earnings:
Basic:
Net income	$37,817	26,605	30,586	$6,438

Net income available to common shareholders	$37,817	26,605	30,586	$6,438

Diluted:
Net income	$37,817	26,605	30,586	$6,438
Effect of dilutive securities:
Equity security units **	1,628	1,481	1,633	—

Net income available to common shareholders	$39,445	28,086	32,219	$6,438

Common Shares:
Basic:
Weighted average shares outstanding	43,022	43,004	43,004	43,004

Diluted:
Weighted average shares outstanding	43,022	43,004	43,004	43,004
Effect of dilutive securities:
Share options	767	659	279	518
Equity security units**	5,087	5,208	5,725	—

Weighted average, as adjusted	48,876	48,871	49,008	43,522

Earnings Per Share:
Basic	$0.88	0.62	0.71	$0.15

Diluted	$0.81	0.57	0.66	$0.15

*	For the period from November 1, 2002 through December 31, 2002

**	In 2002, the assumed conversion of the Equity security units are anti-dilutive to net earnings per share

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2003	September 30, 2003

Net cash provided by operations	$145,217	$407,111
Net cash used in investing activities	(123,474)	(535,341)
Net cash used in financing actvities	(2,923)	(9,803)

Net increase (decrease) in cash and cash equivalents	$18,820	$(138,033)

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net cash provided by operations	$145,217	80,248	181,646	$281,393
Net cash used in investing activities	(123,474)	(112,462)	(299,405)	(1,036,995)
Net cash (used in) provided by financing actvities	(2,923)	(3,440)	(3,440)	1,037,088

Net increase (decrease) in cash and cash equivalents	$18,820	(35,654)	(121,199)	$281,486

*	For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Segment Reporting — Summary
($ in thousands)

	Three Months Ended September 30, 2003				Nine Months Ended September 30, 2003

	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$77,114	134,991	69,211	$281,316	$278,369	381,005	289,277	$948,651
Net premiums earned	81,113	106,298	84,854	272,265	265,052	289,975	234,684	789,711

Losses and loss adjustment expenses	41,237	71,052	44,919	157,208	135,292	199,489	118,032	452,813
Acquisition expenses	9,930	29,465	21,013	60,408	38,734	74,943	58,826	172,503
Other underwriting expenses	7,412	5,065	2,616	15,093	28,243	14,225	9,485	51,953

Total underwriting deductions	58,579	105,582	68,548	232,709	202,269	288,657	186,343	677,269

Segment underwriting income	$22,534	716	16,306	39,556	$62,783	1,318	48,341	112,442

Net investment income				14,780				42,414
Net realized investment gains				1,508				2,771
Net foreign currency exchange gains (losses)				1,356				(3,456)
Other income				544				4,444
Corporate expenses				(3,406)				(19,710)
Interest expense				(2,444)				(7,150)

Income before income tax expense				$51,894				$131,755

GAAP underwriting ratios:
Loss and loss adjustment expense	50.8%	66.8%	52.9%	57.7%	51.0%	68.8%	50.3%	57.3%
Acquisition expense	12.2%	27.7%	24.8%	22.2%	14.6%	25.8%	25.1%	21.8%
Other underwriting expense	9.1%	4.8%	3.1%	5.5%	10.7%	4.9%	4.0%	6.6%

Combined	72.1%	99.3%	80.8%	85.4%	76.3%	99.5%	79.4%	85.7%

Statutory underwriting ratios:
Loss and loss adjustment expense	50.8%	66.8%	52.9%	57.7%	51.0%	68.8%	50.3%	57.3%
Acquisition expense	11.2%	28.0%	29.8%	23.9%	14.2%	26.6%	24.6%	22.3%
Other underwriting expense	9.6%	3.8%	3.8%	5.4%	10.1%	3.7%	3.3%	5.5%

Combined	71.6%	98.6%	86.5%	87.0%	75.3%	99.1%	78.2%	85.1%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1) Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property Segment Reporting — by Quarter
($ in thousands)

	Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net premiums written	$77,114	83,487	117,767	$89,341
Net premiums earned	81,113	94,006	89,932	43,047

Losses and loss adjustment expenses	41,237	52,469	41,585	21,558
Acquisition expenses	9,930	13,186	15,618	7,798
Other underwriting expenses	7,412	10,372	10,459	5,960

Total underwriting deductions	58,579	76,027	67,662	35,316

Segment underwriting income	$22,534	17,979	22,270	$7,731

GAAP underwriting ratios:
Loss and loss adjustment expense	50.8%	55.8%	46.2%	50.1%
Acquisition expense	12.2%	14.0%	17.4%	18.1%
Other underwriting expense	9.1%	11.0%	11.6%	13.8%

Combined	72.1%	80.8%	75.2%	82.0%

Statutory Underwriting ratios:
Loss and loss adjustment expense	50.8%	55.8%	46.2%	50.1%
Acquisition expense	11.2%	15.5%	15.2%	21.4%
Other underwriting expense	9.6%	12.4%	8.9%	6.7%

Combined	71.6%	83.7%	70.3%	78.2%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1) Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3) Other underwriting expenses are divided by net premiums written.

*	For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Casualty Segment Reporting — by Quarter
($ in thousands)

	Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net premiums written	$134,991	132,320	113,694	$164,929
Net premiums earned	106,298	105,951	77,726	39,320

Losses and loss adjustment expenses	71,052	74,530	53,907	29,498
Acquisition expenses	29,465	26,449	19,029	9,269
Other underwriting expenses	5,065	4,542	4,618	4,136

Total underwriting deductions	105,582	105,521	77,554	42,903

Segment underwriting income	$716	430	172	$(3,583)

GAAP underwriting ratios:
Loss and loss adjustment expense	66.8%	70.3%	69.4%	75.0%
Acquisition expense	27.7%	25.0%	24.5%	23.6%
Other underwriting expense	4.8%	4.3%	5.9%	10.5%

Combined	99.3%	99.6%	99.8%	109.1%

Statutory underwriting ratios:
Loss and loss adjustment expense	66.8%	70.3%	69.4%	75.0%
Acquisition expense	28.0%	27.5%	17.5%	26.0%
Other underwriting expense	3.8%	3.4%	4.1%	2.5%

Combined	98.6%	101.2%	91.0%	103.5%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1) Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3) Other underwriting expenses are divided by net premiums written.

*	For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment Reporting — by Quarter
($ in thousands)

	Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net premiums written	$69,211	91,436	128,630	$43,844
Net premiums earned	84,854	79,419	70,411	24,731

Losses and loss adjustment expenses	44,919	29,802	43,311	9,300
Acquisition expenses	21,013	20,741	17,072	8,407
Other underwriting expenses	2,616	4,732	2,137	2,068

Total underwriting deductions	68,548	55,275	62,520	19,775

Segment underwriting income	$16,306	24,144	7,891	$4,956

GAAP underwriting ratios:
Loss and loss adjustment expense	52.9%	37.5%	61.5%	37.6%
Acquisition expense	24.8%	26.1%	24.2%	34.0%
Other underwriting expense	3.1%	6.0%	3.0%	8.4%

Combined	80.8%	69.6%	88.7%	80.0%

Statutory underwriting ratios:
Loss and loss adjustment expense	52.9%	37.5%	61.5%	37.6%
Acquisition expense	29.8%	24.7%	21.6%	29.3%
Other underwriting expense	3.8%	5.2%	1.7%	4.7%

Combined	86.5%	67.4%	84.8%	71.6%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1) Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3) Other underwriting expenses are divided by net premiums written.

*	For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2003	September 30, 2003

Property and Marine:
Excess-of-loss	$48,762	$183,102
Proportional	28,352	95,267

Subtotal Property and Marine	77,114	278,369

Casualty:
Excess-of-loss	108,901	333,406
Proportional	26,090	47,599

Subtotal Casualty	134,991	381,005

Finite Risk:
Excess-of-loss	69,211	239,277
Proportional	—	50,000

Subtotal Finite Risk	69,211	289,277

Total:
Excess-of-loss	226,874	755,785
Proportional	54,442	192,866

Total	$281,316	$948,651

	Three Months Ended	Nine Months Ended
	September 30, 2003	September 30, 2003

Property and Marine:
United States *	$50,419	$153,812
International	26,695	124,557

Subtotal Property and Marine	77,114	278,369

Casualty:
United States *	120,680	344,695
International	14,311	36,310

Subtotal Casualty	134,991	381,005

Finite Risk:
United States *	61,599	225,802
International	7,612	63,475

Subtotal Finite Risk	69,211	289,277

Total:
United States *	232,698	724,309
International	48,618	224,342

Total	$281,316	$948,651

*	Amounts assumed from St. Paul are all included in the United States category.

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended September 30, 2003			Nine Months Ended September 30, 2003

	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine:
North American Property Proportional	$6,898	6,898	$8,891	$28,803	28,803	$30,344
North American Property Catastrophe	9,081	5,660	4,932	31,052	23,633	24,088
North American Property Risk	17,320	17,320	16,545	45,772	45,772	45,319
Other Property	20,541	20,541	17,620	55,604	55,604	53,295
Marine Proportional	63	63	477	925	925	2,117
Marine / Space Excess	16,505	16,506	10,794	44,146	43,134	36,252
International Property Proportional	858	858	2,846	10,074	10,074	10,523
International Property Catastrophe	8,122	7,884	16,096	68,841	60,246	54,538
International Property Risk	1,384	1,384	2,912	10,177	10,178	8,576

Subtotal	80,772	77,114	81,113	295,394	278,369	265,052

Casualty:
Clash	3,247	3,247	3,516	14,990	14,990	15,221
1st $ GL	7,512	7,511	5,229	18,490	18,489	11,894
1st $ other	28,965	28,965	29,480	89,224	89,224	72,939
Casualty Excess	56,006	56,006	41,537	168,145	168,145	125,332
Accident & Health	24,951	24,951	17,108	53,847	53,847	39,364
International Casualty	5,616	5,616	4,513	12,967	12,967	9,099
International Motor	9,495	8,695	4,915	24,617	23,343	16,126

Subtotal	135,792	134,991	106,298	382,280	381,005	289,975

Finite Risk:
Finite Property	26,266	26,265	31,447	92,251	92,250	67,633
Finite Casualty	42,945	42,946	53,407	197,026	197,027	167,051

Subtotal	69,211	69,211	84,854	289,277	289,277	234,684

Total	$285,775	281,316	$272,265	$966,951	948,651	$789,711

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
				Period Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

GAAP Basis Ratios %:
Combined	85.4%	84.7%	87.2%	91.6%
Debt to Total Capital	11.8%	12.0%	12.6%	13.0%
Net Premiums Written (annualized) to Shareholders’ Equity	1.10	1.22	1.51	0.32
Share Data:
Book Value Per Share	$23.87	$23.34	$22.23	$21.42
Common Shares Outstanding	43,024,000	43,004,000	43,004,000	43,004,000
Market Price Per Share:**
High	$28.55	$28.51	$26.30	$26.66
Low	$25.66	$24.08	$21.50	$24.45
Close	$28.10	$27.14	$25.35	$26.35
Industry Ratings:
A.M. Best	A	A	A	A
Supplemental Data:
Total Employees	152	158	158	157

*	For the period from November 1, 2002 through December 31, 2002

**	Based on closing prices during the periods

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	September 30, 2003	Book Yield	December 31, 2002	Book Yield

Fixed Maturities:
US Government and US Government agencies	$3,731	2.1%	$3,793	2.1%
Tax exempt municipal bonds	74,717	2.9%	—	0.0%
Corporate bonds	1,141,732	4.1%	691,479	4.1%
Mortgage and asset-backed securities	311,852	4.7%	283,878	5.2%
Foreign governments and foreign corporate bonds	48,405	3.6%	39,107	3.4%

Total Bonds	1,580,437	4.0%	1,018,257	4.4%
Redeemable Preferred Stock	32,795	6.1%	46,959	7.1%

Total Fixed Maturities	$1,613,232	4.0%	$1,065,216	4.5%

	September 30, 2003		December 31, 2002

	Amount	% of Total	Amount	% of Total

Credit Quality of Investment Grades:*
Aaa	$451,177	28.0%	$330,396	31.0%
Aa	320,677	19.9%	170,668	16.0%
A	841,378	52.2%	564,152	53.0%

Total	$1,613,232	100.0%	$1,065,216	100.0%

Credit Quality:
Weighted average credit quality	Aa3		Aa3

*	Rated using external rating agencies (Moody’s). (Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio — Net Realized Capital Gains
($ in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2003	September 30, 2003

Net realized capital gains:
United States	$718	$592
United Kingdom	60	103
Bermuda	730	2,076

Total	$1,508	$2,771

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred:

	Nine Months Ended September 30, 2003				Period Ended December 31, 2002 *

	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid	$79,634	213	$79,421	17.5%	$—	—	$—	—
Change in unpaid losses and loss expenses	375,295	1,903	373,392		60,356	—	60,356

Incurred losses and loss expenses	$454,929	2,116	$452,813		$60,356	—	$60,356

	Analysis of Unpaid Losses and Loss Expenses:

	September 30, 2003			December 31, 2002

	Gross	Ceded	Net**	Gross	Ceded	Net

Outstanding losses and loss expenses	$65,351	31	65,320	$—	—	$—
Incurred but not reported	595,439	1,875	593,564	281,659	—	281,659

Unpaid loss and loss expenses	$660,790	1,906	658,884	$281,659	—	$281,659

*	For the period from November 1, 2002 through December 31, 2002

**	Includes effects of foreign currency exchange rate movements of $3,833